AETOS CAPITAL

Product Name:  Aetos Capital Multi-Strategy Arbitrage Fund, LLC
               As of March 31, 2006

Product Description: The Aetos Capital Multi-Strategy Arbitrage Fund is a SEC-
                     registered 1940 Act Fund, designed to provide U.S. and Offshore investors a consistent absolute return with moderate risk and return objectives. Employing a disciplined approach to manager selection and portfolio monitoring, this Fund allocates its assets among a select group of hedge funds that utilize a variety of arbitrage investment strategies including convertible arbitrage, merger arbitrage, statistical arbitrage and fixed income arbitrage.

Total Firm Assets1:  $8,764MM

Total FoHF Assets:   $3,185MM

Total Strategy Assets2: $2,103MM -- Separate Accounts
                        $1,083MM -- Funds/Portfolios
                        $1,638MM -- Portable Alpha3

Auditor:                PricewaterhouseCoopers, LLP

Custodian:              SEI Private Trust Company, Inc.

Current Target Allocation4

A pie chart is depicted here with the following pieces:

Convertible Arbitrage: 6%
Credit Strategies: 13%
Fixed Income Arbitrage: 19%
Multi-Strategy/Event Arbitrage: 62%

Terms5

Management Fee            1.00% (0.75% on investments of $25mm+)
Performance Fee           10.0%
Hurdle Rate               T-bills
High Water Mark           Yes
Minimum Investment        $1 Million
Contributions             Monthly
Lock-Up                   1 Year
Redemptions               Quarterly
Notice Period             60 Days


                               Aetos                   Lehman Agg.
                              Capital      90-Day         Bond
                          Multi-Strategy Treasury      Composite     S&P 500
As of 3/31/06:            Arbitrage Fund   Bills         Index      DRI Index

1 Year Return                   6.70%         3.61%         2.26%      11.73%
2 Year Cumulative Return        9.94%         5.45%         3.44%      19.21%
3 Year Cumulative Return       21.24%         6.45%         9.03%      61.08%

Since inception through 3/31/06:

Average Annualized Return       7.16%         1.98%         3.75%      12.15%
Annualized Standard Deviation   2.05%         0.33%         4.03%      12.21%
Sharpe Ratio                    2.53            --          0.44        0.83
Largest Calendar Qtr. Drawdown -0.16%           --         -2.44%      -3.15%
Beta: Lehman Agg. Bond Comp.
  Index                         0.11            --            --          --
Beta: S&P 500 DRI Index         0.06            --            --          --


                                    Investment Performance6 (US$)


    Jan   Feb    Mar    Apr    May    Jun     Jul    Aug  Sept  Oct   Nov    Dec

2002 -     -      -       -      -      -      -    -  -0.20% 0.39%  1.21% 0.84%
2003 1.66% 0.72%  0.92%  1.19% 2.02%  0.76%-0.65% 0.34% 1.43% 0.88%  1.27% 1.01%
2004 1.19% 0.35%  0.05%  0.32%-0.06%  0.18%-0.37% 0.26%-0.05% 0.08%  0.84% 0.75%
2005 0.21% 0.48%  0.34% -0.23% 0.62%  0.56% 1.22% 0.06% 0.32%-0.19%  0.11% 0.85%
2006 1.58% 0.90%  0.73%   -     -       -     -     -     -     -     -       -

                       Standard
            YTD        Deviation

2002       2.25%         -
2003      12.16%        2.35%
2004       3.60%        1.52%
2005       4.43%        1.45%
2006       3.24%         -

Chief Investment Officer:
Anne Casscells-Menlo Park, CA

For More Information Please Contact: Andrea Bollyky (212) 201-2518 abollyky@aetoscapital.com

                                      David Tonkovich (212) 201-2532
dtonkovich@aetoscapital.com

                      Aetos Capital:  Portfolios and Products

Assets Under Management:
1Total Firm Assets = Aetos Absolute Return - $3,185MM
                     Aetos Fund Advisory - $339MM
                     Aetos Capital Asia (Opportunistic Real Estate) - $2,940MM AEA Investors, LLC (Private Equity) - $2,300MM

2Aetos Capital currently offers the following hedge fund of funds strategies to our clients:
Aetos Funds: SEC-registered, strategy-specific hedge fund of funds:
Aetos Capital Multi-Strategy Arbitrage Fund
Aetos Capital Distressed Investment Strategies Fund
Aetos Capital Long/Short Strategies Fund
Aetos Capital Market Neutral Strategies Fund
Aetos Capital Opportunities Fund

Aetos Portfolios: Tactical allocations to the Funds managed to specific return and volatility targets:
Aetos Capital Conservative Portfolio (lower volatility)
Aetos Capital Balanced Portfolio (low volatility)
Aetos Capital Growth Portfolio (moderate volatility)

Custom Portfolios: Customized allocations to the Funds managed to client-specific return and volatility targets

Separate Accounts: Direct investments made in the client's name with underlying managers

Portable Alpha Mandates: Can utilize both commingled vehicles and separate accounts

3These assets are also included in the count for Funds and Portfolios and the Separate Accounts where relevant for portable alpha mandates which utilize hedge fund of funds.

4Historical Allocations:

A bar graph is depicted here with the percentages of 0 through 100 on the left hand side and the time periods of Dec-02 through Apr-06 on the bottom. The bars for Event Driven, Convertible Arbitrage, Fixed Income Arbitrage, Credit Strategies and Statistical Arbitrage are located at 55% through 100%.

5Terms:
     Terms associated with an investment in the Funds through the investment program described in the prospectuses

6Investment Performance:
Performance figures shown are net of investment advisory and performance fees of 1.00% of assets annually and 10% of profits above the three month Treasury bill return. The returns also reflect Fund level expenses, some of which have been waived and/or reimbursed by the Investment Advisor. Returns would have been lower without such waivers and reimbursements. Past performance is not indicative of future returns.

Absolute return investing involves substantial risks, including the risk of loss of invested capital. Absolute return investments are typically made through investments in illiquid, unregulated investment funds that employ sophisticated investment techniques, often involving derivatives and leverage, in a wide range of financial instruments and markets. These investments entail a wide variety of risks, which remain substantial notwithstanding the risk management practices we employ in selecting and monitoring funds we invest in.

Prospective investors should consider the investment objectives, risks and the charges and expenses discussed above carefully before investing. The prospectus contains this and other information; a free copy of the prospectus may be obtained by calling 212-201-2540. Please read the prospectus carefully before investing.

  Aetos Capital, LLC - 875 Third Avenue - New York, NY 10022 - (212) 201-2509 Aetos Alternatives Management, LLC - 2180 Sand Hill Road - Menlo Park, CA 94025
                                    (650) 234-1860